UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  December 1, 2010

Six Flags Entertainment Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13703	13-3995059
(Commission File Number)	(IRS Employer Identification No.)

924 Avenue J East
Grand Prairie, Texas	75050
(Address of Principal Executive Offices)	(Zip Code)

(972) 595-5000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement.

The information set forth in Item 5.02 of this Current Report on Form 8-K with respect to Walter S. Hawrylak’s and Brett Petit’s employment agreements is hereby incorporated into this Item 1.01 by reference.

Item  5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As of December 1, 2010, Six Flags Entertainment Corporation (the “Company”) and Walter S. Hawrylak, the Company’s Senior Vice President, Administration, entered into an employment agreement (the “Hawrylak Agreement”).  Pursuant to the Hawrylak Agreement, Mr. Hawrylak’s base salary will be at least $300,000 per year.  Mr. Hawrylak will be eligible for an annual bonus with a target of 50% of his base salary.  Mr. Hawrylak is entitled to participate in or receive benefits under the employee benefit programs of the Company, including the Company’s life, health and disability programs, as well as to receive reimbursement of certain expenses incurred during his employment.  The Hawrylak Agreement also contains customary non-competition, indemnification, confidentiality and proprietary information provisions.

As of December 1, 2010, the Company also entered into an employment agreement with Brett Petit (the “Petit Agreement”), the Company’s Senior Vice President, Marketing.  Pursuant to the Petit Agreement, Mr. Petit’s base salary will be at least $300,000 per year.  Mr. Petit will be eligible for an annual bonus with a target of 50% of his base salary.  Mr. Petit is entitled to participate in or receive benefits under the employee benefit programs of the Company, including the Company’s life, health and disability programs, as well as to receive reimbursement of certain expenses incurred during his employment.  The Petit Agreement also contains customary non-competition, indemnification, confidentiality and proprietary information provisions.

The effective date of each of the Hawrylak Agreement and the Petit Agreement is December 1, 2010.

The foregoing descriptions of the Hawrylak Agreement and the Petit Agreement do not purport to be complete and are qualified in their entirety by the text of the Agreements, copies of which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

The Board of Directors of the Company also approved a salary increase to $330,000 for each of Messrs. Hawrylak and Petit effective in January 2011.

Item 9.01               Financial Statements and Exhibits.

(d)	Exhibits

	10.1	Employment Agreement, by and between Walter S. Hawrylak and Six Flags Entertainment Corporation, dated November 29, 2010
	10.2	Employment Agreement, by and between Brett Petit and Six Flags Entertainment Corporation, dated November 29, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIX FLAGS ENTERTAINMENT CORPORATION

	By:	/s/ Lance C. Balk
Name: Lance C. Balk
Title: Executive Vice President and General Counsel

Date: December 7, 2010

EXHIBIT INDEX

Exhibit No.	Description	Paper (P) or Electronic (E)

10.1	Employment Agreement, by and between Walter S. Hawrylak and Six Flags Entertainment Corporation, dated November 29, 2010	E

10.2	Employment Agreement, by and between Brett Petit and Six Flags Entertainment Corporation, dated November 29, 2010	E